EXHIBIT 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of NF Energy Saving Corporation of America (the "Company") for the six months ended June 30, 2009, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Li Hua, Wang, Chief Financial Officer of the Company, certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, based on my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of theSecurities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, thefinancial condition and results of operations of the Company for the six months ended June 30, 2009.

NF Energy Saving Corporation of America

Date: August 7, 2009	By:	/s/ Li Hua, Wang
Chief Financial Officer
(Principal Financial and Accounting Officer)